999999 CERT.9999

• NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
• INCORPORATED UNDER THE LAWS OF THE STATE OF

DELAWARE

SYRA HEALTH CORP.

NUMBER
SPECIMEN

SHARES
SPECIMEN

CUSIP: 87168W104

This Certifies that

SPECIMEN

Is the Record Holder of

NINE BILLION AND 00/100**

Fully paid and non-assessable shares of

SYRA HEALTH CORP. CLASS A COMMON

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature(s) of its duly authorized officer(s).

Dated: 01/04/2023

Priya Prasad V. Deepika

CORPORATE SEAL ★ CORPORATE SEAL ★ CORPORATE SEAL
SYRA HEALTH CORP.
SPECIMEN
DE

Countersigned by PACIFIC STOCK TRANSFER COMPANY
Las Vegas, Nevada

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT.........................Custodian.......................
		(Cust) (Minor)
TEN ENT	- as tenants by the entireties	Act..
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT EIN / SSN AND COST BASIS OF ASSIGNEE

NAME OF REGISTERED SHAREHOLDER

[ ]

PLEASE PRINT OR TYPEWRITE NAME(S) AND ADDRESS(ES), INCLUDING ZIP CODE, OF NEW SHAREHOLDER(S)

______________________________ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________*, Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

*Dated*______________________

X______________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY